UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2023

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2023, Y-mAbs Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (1) the election of three Class II directors, James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill, each to hold office until the Company’s 2026 Annual Meeting of Stockholders, subject to the election and qualification of his or her successor or to his or her earlier death, resignation or removal, (“Proposal 1”); (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (“Proposal 2”); and (3) the approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the proxy materials (“Proposal 3”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three persons listed below as directors, each to serve until the Company’s 2026 Annual Meeting of Stockholders, subject to the election and qualification of his or her successor or to his or her earlier death, resignation or removal. The votes cast were as follows:

Nominees	For	Withheld	Broker Non-Votes
James I. Healy, M.D.	17,547,627	4,394,531	4,478,802
Ashutosh Tyagi, M.D.	16,091,327	5,850,831	4,478,802
Laura J. Hamill	16,797,068	5,145,090	4,478,802

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
26,405,976	2,239	12,745

Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
15,934,564	5,999,462	8,132	4,478,802

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: June 9, 2023	By:	/s/ Thomas Gad
Thomas Gad
Founder, President, Interim Chief Executive Officer and Head of Business Development & Strategy